UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2014

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To my partners,

Stocks, as measured by the S&P 500® Index, produced a double digit gain over the last six months and our portfolio managed to do a bit better.  The biggest positive contributors to our results during the past six months were Hewlett-Packard Company, Baker Hughes Incorporated, Alcoa Inc., Microsoft Corporation and Bank of America Corporation.  The biggest detractors to our results were Avon Products, Inc., Staples, Inc., WPX Energy, Inc., Citigroup Inc. and Reliance Steel & Aluminum Co.  Our recent results have been driven more by individual stock selection as opposed to industry specific themes, though I would note that our technology holdings added the most to our results while our consumer investments were detrimental to the Fund’s short-term performance.

Average Annual Total Returns as of March 31, 2014

Since Inception
	6 Months	1 Year	3 Years	(12/31/09)
Poplar Forest Partners Fund
Class A shares; with load	+9.65%	+23.95%	+14.94%	+15.47%
Class A shares; without load	+15.42%	+30.46%	+16.92%	+16.88%
Institutional Class shares	+15.53%	+30.77%	+17.22%	+17.17%
S&P 500® Index	+12.51%	+21.86%	+14.66%	+15.40%

Expense Ratio Class A shares: 1.51% Gross; 1.26% Net of fee waiver, including acquired fund fees and expenses
Expense Ratio Institutional Class shares: 1.26% Gross; 1.01% Net of fee waiver, including acquired fund fees and expenses

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  Expense Ratio net of fee waiver reflects contractual fee waiver in effect through at least 1/27/2015.

Given our focus on long-term investing, we tend to focus more on our long-term results; we are pleased with what we’ve been able to accomplish over the last four years.  When we judge our results, we tend to focus on the Fund’s Institutional Class shares (IPFPX).  On a since inception basis, the Fund has moved ahead of the S&P 500® Index with annual returns of 17.2% for the Institutional Class shares versus 15.4% for the S&P 500® Index.

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The chart below is a hypothetical representation of how $10,000 would have grown had it been invested in either the Institutional Class shares of the Fund (to $19,596) or in the S&P 500® Index (to $18,370) since the Fund’s inception on 12/31/2009.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  If we are successful, the gap between the lines on the chart will widen over time.

We have patience, a disciplined investment process and we are not afraid to make investments that are contrary to the collective thinking of the crowd.  We continue to find investments that meet our quality and return hurdles, however there are fewer good ideas from which to choose.  As a result, I suspect our future results will be less robust than our results over the last few years.

In general, the economy appears to be getting stronger and, as a result, earnings growth could prove surprisingly strong.  A strong economy may lead the Federal Reserve Board to continue reducing its bond purchases with the result being higher interest rates.  A stronger economy could lead to increased investor confidence and higher P/E ratios with the result being another strong year for stocks.  Conversely, rising interest rates could lead to multiple compression and a flat stock market.  While both seem possible, these outcomes appear more attractive than what would correspondingly happen in the bond market.  In short, the risk/reward ratio for stocks seems more balanced than it has in recent years, but superior to alternatives.

For the last several years, our portfolio has been decidedly oriented towards trying to capture the rewards I thought possible following the 2007-2008 bear market.  With the environment feeling more balanced between risk and reward, our portfolio may

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evolve to being a bit more balanced as well.  As a result, we may hold a little extra cash and our search for new ideas may migrate to companies with generally more stable historic margins.  I do not expect an increase in portfolio turnover from the 25-30% annual rate we have experienced in the past.

A Parental Perspective

I’m a very fortunate man.  I feel lucky to have been born to a wonderful mother and father in a great country where I could pursue my dreams.  Of all the things that have gone well, my kids are the highlight of my life.  I have been blessed with three extraordinary children who are growing into fine young adults.  Kids are not born with instruction manuals; Stephanie and I learned to parent by reflecting on how we were raised and by emulating other successful parents.  While we’ve surely made some mistakes along the way, our kids have made the job far less challenging than it might have been otherwise.

One challenge that comes with teenagers is setting curfews.  Kids need guidance in managing their social lives, but they also need the freedom to learn personal responsibility.  For me, curfews are a way to manage my worry.  While something can go wrong 24 hours a day, Friday and Saturday nights cause me the most anxiety.  Knowing there is an agreed upon time for them to be home allows me to manage that anxiety.  I’m not uneasy at 11 PM if we’ve agreed they’ll be home by midnight.  At 12:01 AM, my concern starts to grow.

In short, there is a time to be calm and a time to worry.  While most of the time we can trust in all the work we’ve done with our kids, we still need to be watchful.  I think the same applies to investing.  The future is not knowable in advance; we rely on our investment process to produce good outcomes while also being attentive to signals that we need to alter our course.

When it comes to managing investments, many people seem to have the perspective of parents of naughty kids.  It is as if their kids threw huge parties both times they left town (the Internet bubble party and the housing bubble party).  When the parents got home, they had huge and expensive messes to clean up and worse yet, now they think they have to worry all the time.  The cost of cleaning up after parties put a dent in their retirement account and now they have to work an extra five years!  Darn those kids!  Why couldn’t they behave like kids in the 1980s and 1990s (when stocks only seemed to go up!)?

The worries I hear expressed these days go something like this:

“The market has come too far too fast; we’re in another bubble…  China is even worse and its collapse will bring down the rest of the world...  Profit margins are too high and stocks are expensive...  This house of cards was created by the Federal Reserve’s easy money policies…  Now that the Fed is reducing stimulus, a bear market is just around the corner….  And don’t get me started on our long-term entitlement problem or geopolitics...”

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I recently read a letter authored by a thoughtful and very successful investor.  He tends to be a glass half-empty type of guy, but his commentary was particularly bearish.  At the core, he likened the U.S. market to a movie set populated with actors perpetrating a convincing lie on a gullible audience.  His commentary didn’t end happily; he suggested a severe reckoning when interest rates rise.  It felt a bit like listening to a babysitter tell wayward children, “just wait ‘til your parents get home.”

While I understand his perspective, I think it is too early to worry about a stock market crash.  The market will likely be volatile over time; as this bull market moves forward, I expect occasional corrections in line with what we’ve experienced in the last few years.  In parent-speak, it’s like looking at my watch and seeing that it’s only 10:00.  The kids left at 8:00 and they’ll more than likely be home by their 12:00 curfew.  There will come a time to worry; I believe it just isn’t now.

What would signal a time to worry?

From my vantage point, I don’t see the preconditions for another major bear market any time soon.  We believe the economy is not over-heated and stocks are not decidedly over-valued.  The three indicators I watch (Federal Reserve Board policy, investor sentiment and our ability to identify good investments) are a bit less positive than they’ve been, but we don’t appear close to a dangerous market top.

I continue to believe the key macroeconomic variable to watch is interest rates.  The Federal Reserve Board (the “Fed”) is now several months into the process of reducing bond purchases in order to keep interest rates low (“tapering”).  If present trends continue, it appears that this bond buying program will be phased out in October.  This is just the first step in returning to more normal monetary policy.

Once the bond buying program has ended, the next step will be a normalization of short-term interest rates (“Fed Funds”).  New Fed Chair Janet Yellen’s recent remarks suggest the second phase in the reduction of monetary stimulus may begin as early as six months after tapering has concluded.  Her comments suggest the first increase in interest rates on Fed Funds will occur roughly a year from now.  It may take several years to bring rates back to a level the Fed considers normal.

Investors are very concerned about the effect reduced monetary stimulus will have on the economy.  I do not share those concerns; I think reducing stimulus and returning to more normally functioning markets is good news.  If the Fed thinks the economy is strong enough to handle higher interest rates, their improving confidence could lead to improved CEO confidence.  If business leaders become less fearful, hiring and capital spending plans could be increased and those actions could drive additional, self-sustaining strength in economic activity.

I think it is important to remember that the Fed is simply reducing stimulus.  As former Fed Chair Bernanke once put it, the Fed is simply slowly taking its foot off the accelerator; that is a marked contrast to the Fed putting its foot on the brakes to slow the economy.  When their foot moves from the gas to the brakes, it may be time

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to worry.  Such an action appears likely to occur years, not weeks or months, from now.  In short, from the perspective of monetary policy, I believe it appears too early to worry.

Investment Opportunity – We’re Still Finding Good Value

There have been times in my career when markets have felt either extremely attractive or so dangerously over-valued that I felt comfortable making a call on “the market.”  This is not one of those times.  I could easily see another strong year for the stock market and I can just as easily imagine no gain from equities.  Trying to predict the market in the short-term is simply not something I do with confidence.

Historically, my success has come from being focused on stock selection – identifying individual investment opportunities that make sense when viewed in a multi-year investment context.  From that vantage point, the outlook continues to appear favorable.  In the last six months, we purchased shares in four companies new to the portfolio while completing the liquidation of three investments.

Two of our newest investments serve similar end markets: construction of infrastructure (bridges, roads, buildings and factories).  These companies have business models with very modest capital requirements which allow them to convert net income into free cash flow at a high rate.  The end markets served by these companies have been depressed given the pressure on federal, state and local municipal budgets and by the relatively conservative approach to capital spending by corporate management teams.

Weak activity in recent years has led some investors to shun these shares, and we bought in at what appears to be a depressed valuation on what also appear to be depressed operating results.  In this weak part of the cycle, the prodigious free cash being generated is being focused on repurchasing shares.  The set-up seems to be very attractive – revenues can accelerate which should result in improving margins.  Growing revenues and higher margins combined with falling share counts could lead to very attractive growth in earnings per share.  If earnings grow as we expect, we could also be rewarded with improved valuation.

With state and local budgets now appearing more solid and corporate confidence improving, initial indications of increased bidding activity are becoming evident.  An upturn in activity could occur in the next few quarters and we may be in for a multi-year cycle of improved results.  While we were initially drawn to these opportunities by their seemingly depressed earnings and valuations, we discovered companies that we can imagine owning for a number of years.  If our elected leaders decide to devote resources to improving our crumbling national infrastructure, this could be a decade-long opportunity.  I love finding stocks like this!

We are currently invested in 31 companies that we believe are very attractively valued relative to their future prospects.  Roughly 24% of the Fund’s assets are invested in financial service companies with another 22% in technology businesses.  Our cash balance is around 4%; this gives us flexibility if we identify additional

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potentially attractive investment opportunities and/or if the market experiences yet another short-term correction.  Since the market bottomed in 2009, stocks, as measured by the S&P 500® Index, have experienced 12 corrections of 5% or more (please see appendix for detail).  Despite these periodic setbacks, stocks have continued a pattern of ever higher new highs.  Provided we continue to find compelling investments using our bottom up investment process, we will consider it too early to worry.

In Closing – Thank you

Investor attitudes seem hopeful but far from euphoric, liquidity appears ample, and valuations aren’t unreasonable.  Combined, this provides a positive backdrop for equities, just one that isn’t as positive as it was five years ago.  For the stock market as a whole, this would suggest more muted future returns than those enjoyed in the recovery from recession.

In the last six months, we’ve had a number of new client partners join us.  With these new client partners, Poplar Forest Capital, LLC is now responsible for overseeing more than $1 billion in client assets with over $400 million of that in the Poplar Forest Partners Fund.  We are gratified to have client partners who believe that our long-term, contrarian investment approach appears to be a smart strategy.  We continue to invest alongside you, and we will strive for many years of shared success.  To all of our new client partners, I say: “Welcome aboard!”

Thank you for the trust you’ve placed in us.

J. Dale Harvey
April 22, 2014

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Appendix – Stock Market Corrections

In the five years since the market bottomed in 2009, stocks have experienced 12 corrections of 5% or more (see below).  Despite these periodic setbacks, stocks, as measured by the S&P 500® Index, have continued a pattern of ever higher new highs.  While we remain optimistic about the long-term prospects for the portfolio, we expect more minor corrections as the market continues to move higher.  I will likely continue to view corrections as an opportunity to add to our investments.

Date of High	Date of Low	S&P 500 Closing High Price	S&P 500 Closing Low Price	% Change
3/26/09	3/30/09	832.86	787.53	-5.4%
5/8/09	5/15/09	929.23	882.88	-5.0%
6/12/09	7/10/09	946.21	879.13	-7.1%
10/19/09	10/30/09	1097.91	1036.19	-5.6%
1/19/10	2/8/10	1150.23	1056.74	-8.1%
4/23/10	7/2/10	1217.28	1022.58	-16.0%
2/18/11	3/16/11	1343.01	1256.88	-6.4%
4/29/11	10/3/11	1363.61	1099.23	-19.4%
4/2/12	6/1/12	1419.04	1278.04	-9.9%
9/14/12	11/15/12	1465.77	1353.33	-7.7%
5/21/13	6/24/13	1669.16	1573.09	-5.8%
8/2/13	8/27/13	1709.67	1630.48	-4.6%
12/31/13	2/3/14	1848.36	1741.89	-5.8%
3/7/14*		1878.04*
* = high as of 3/31/14

Source: Yahoo Finance and Poplar Forest Capital, LLC calculations.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  It is not possible to invest directly in an index.

Gross Domestic Product is the amount of goods and services produced in a year, in a country.

POPLAR FOREST PARTNERS FUND

Earnings per share is calculated by dividing a company’s net income by its outstanding common shares.

Earnings growth is the percentage increase in earnings per share from one year to the next.

The price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Poplar Forest Capital, LLC is the adviser to the Poplar Forest Partners Fund which is distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

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EXPENSE EXAMPLE at March 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/13 – 3/31/14).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at March 31, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/13	3/31/14	10/1/13 – 3/31/14*
Class A Shares
Actual	$1,000.00	$1,154.20	$6.71
Hypothetical (5% return	$1,000.00	$1,018.70	$6.29
before expenses)

Institutional Class Shares
Actual	$1,000.00	$1,155.30	$5.37
Hypothetical (5% return	$1,000.00	$1,019.95	$5.04
  before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

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SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares	COMMON STOCKS – 95.6%	Value
	Administrative and Support Services – 2.0%
260,000	AECOM Technology Corp. (b)	$8,364,200
	Chemical Manufacturing – 9.4%
29,000	Actavis Plc (a)(b)(d)	5,969,650
1,075,000	Avon Products, Inc.	15,738,000
292,000	Eli Lilly & Co.	17,187,120
		38,894,770
	Computer and Electronic
	Product Manufacturing – 15.4%
700,000	Hewlett-Packard Co.	22,652,000
700,000	Intersil Corp. – Class A	9,044,000
275,000	TE Connectivity (a)	16,557,750
1,345,000	Xerox Corp.	15,198,500
		63,452,250
	Credit Intermediation and Related Activities – 10.3%
925,000	Bank of America Corp.	15,910,000
320,000	Citigroup, Inc.	15,232,000
185,000	JPMorgan Chase & Co.	11,231,350
		42,373,350
	Insurance Carriers and Related Activities – 17.6%
240,000	Aetna Inc.	17,992,800
200,000	Allstate Corp.	11,316,000
310,000	American International Group, Inc.	15,503,100
325,000	Lincoln National Corp.	16,467,750
217,500	MetLife, Inc.	11,484,000
		72,763,650
	Machinery Manufacturing – 7.1%
290,000	Baker Hughes, Inc.	18,855,800
400,000	General Electric Co.	10,356,000
		29,211,800
	Merchant Wholesalers, Durable Goods – 1.2%
70,000	Reliance Steel & Aluminum Co.	4,946,200
	Miscellaneous Manufacturing – 3.9%
221,000	Baxter International Inc.	16,261,180
	Miscellaneous Store Retailers – 2.6%
955,000	Staples, Inc.	10,829,700

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares		Value
	Oil and Gas Extraction – 8.9%
310,000	Halliburton Co.	$18,255,900
395,000	Ultra Petroleum Corp. (b)	10,621,550
440,000	WPX Energy, Inc. (b)	7,933,200
		36,810,650
	Paper Manufacturing – 3.0%
372,500	Sealed Air Corp.	12,244,075
	Primary Metal Manufacturing – 2.5%
800,000	Alcoa, Inc.	10,296,000
	Printing and Related Support Activities – 1.0%
222,500	R. R. Donnelley & Sons Co.	3,982,750
	Professional, Scientific, and Technical Services – 3.6%
150,000	Omnicom Group Inc.	10,890,000
90,000	URS Corp.	4,235,400
		15,125,400
	Publishing Industries – 7.1%
385,000	Electronic Arts Inc. (b)	11,168,850
445,000	Microsoft Corp.	18,240,550
		29,409,400
	TOTAL COMMON STOCKS
	(Cost $289,233,355)	394,965,375

	SHORT-TERM INVESTMENTS – 3.9%
16,219,931	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.05% (c)	16,219,931
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,219,931)	16,219,931
	Total Investments in Securities
	(Cost $305,453,286) – 99.5%	411,185,306
	Other Assets in Excess of Liabilities – 0.5%	2,096,246
	NET ASSETS – 100.0%	$413,281,552

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2014.
(d)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF OPTIONS WRITTEN at March 31, 2014 (Unaudited)

Contracts	CALL OPTIONS	Value
75	Actavis Plc
	Expiration: May 2014, Exercise Price: $220	$27,150
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $60,465)	$27,150

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at March 31, 2014 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $305,453,286)	$411,185,306
Receivables
Fund shares issued	2,173,110
Dividends and interest	628,661
Prepaid expenses	28,834
Total assets	414,015,911
LIABILITIES
Payables
Fund shares redeemed	160,562
Due to Adviser	267,142
Options written, at value (proceeds $60,465)	27,150
12b-1 fees	94,635
Custody fees	4,678
Administration fees	92,951
Transfer agent fees and expenses	30,241
Audit fees	9,698
Fund accounting fees	29,248
Chief Compliance Officer fee	2,232
Accrued expenses	15,822
Total liabilities	734,359
NET ASSETS	$413,281,552
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$150,230,062
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	3,356,495
Net asset value and redemption price per share	$44.76
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$47.12
Institutional Class Shares
Net assets applicable to shares outstanding	$263,051,490
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,858,088
Net asset value, offering and redemption price per share	$44.90
COMPONENTS OF NET ASSETS
Paid-in capital	$295,453,706
Accumulated net investment income	607,150
Accumulated net realized gain from investments	11,455,361
Net unrealized appreciation on:
Investments	105,732,020
Written options	33,315
Net assets	$413,281,552

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$3,081,855
Interest	3,113
Total income	3,084,968
Expenses
Advisory fees (Note 4)	1,660,464
Administration fees (Note 4)	177,152
12b-1 fees – Class A shares (Note 5)	156,497
Transfer agent fees and expenses (Note 4)	70,569
Fund accounting fees (Note 4)	67,944
Registration fees	22,508
Custody fees (Note 4)	19,445
Audit fees	9,746
Printing and mailing expense	7,196
Legal fees	5,872
Insurance expense	5,019
Trustees fees	5,424
Chief Compliance Officer fee (Note 4)	4,481
Miscellaneous	7,529
Total expenses	2,219,846
Less: Advisory fees waived by Adviser (Note 4)	(299,413)
Net expenses	1,920,433
Net investment income	1,164,535

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND WRITTEN OPTIONS
Net realized gain from investments	12,820,831
Net change in unrealized appreciation on:
Investments	36,089,098
Written options	33,315
Net realized and unrealized gain on investments and written options	48,943,244
Net Increase in Net Assets Resulting from Operations	$50,107,779

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2014	Ended
	(Unaudited)	September 30, 2013
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,164,535	$2,719,641
Net realized gain from investments	12,820,831	11,954,351
Net change in unrealized appreciation on:
Investments	36,089,098	58,818,075
Written options	33,315	—
Net increase in net assets
resulting from operations	50,107,779	73,492,067
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A Shares	(799,795)	(664,568)
Institutional Class Shares	(1,840,765)	(1,531,051)
From net realized gain on investments:
Class A Shares	(4,809,041)	(245,919)
Institutional Class Shares	(8,664,356)	(469,587)
Total distributions to shareholders	(16,113,957)	(2,911,125)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	76,506,046	49,335,724
Total increase in net assets	110,499,868	119,916,666
NET ASSETS
Beginning of Period	302,781,684	182,865,018
End of Period	$413,281,552	$302,781,684
Accumulated net investment income	$607,150	$2,083,175

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A Shares
	Six Months Ended		Year
	March 31, 2014		Ended
	(Unaudited)		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	850,940	$36,532,260	993,666	$36,862,806
Shares issued on
reinvestments of distributions	119,977	4,959,853	25,892	797,715
Shares redeemed	(204,232)	(8,746,620)	(404,376)	(14,095,875)
Net increase	766,685	$32,745,493	615,182	$23,564,646

Institutional Class Shares
	Six Months Ended		Year
	March 31, 2014		Ended
	(Unaudited)		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,449,591	$62,370,765	1,790,993	$63,084,143
Shares issued on
reinvestments of distributions	139,589	5,784,579	39,275	1,212,401
Shares redeemed	(565,277)	(24,394,791)	(1,132,580)	(38,525,466)
Net increase	1,023,903	$43,760,553	697,688	$25,771,078

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months					December 31,
	Ended					2009*
	March 31,					through
	2014		Year Ended September 30,			September 30,
	(Unaudited)		2013	2012	2011	2010
Net asset value,
beginning of period	$40.68		$29.86	$24.27	$26.16	$25.00
Income from
investment operations:
Net investment income^	0.11		0.36	0.31	0.26	0.17
Net realized and unrealized
gain/(loss) on investments	6.00		10.91	5.51	(1.91)	0.99
Total from
investment operations	6.11		11.27	5.82	(1.65)	1.16
Less distributions:
From net investment income	(0.29)		(0.33)	(0.23)	(0.10)	—
From net realized gain
on investments	(1.74)		(0.12)	(0.00)#	(0.14)	—
Total distributions	(2.03)		(0.45)	(0.23)	(0.24)	—
Net asset value, end of period	$44.76		$40.68	$29.86	$24.27	$26.16

Total return	15.42	%+	38.24%	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$150,230		$105,366	$58,954	$37,987	$18,200
Ratio of expenses to
average net assets:
Before fee waiver	1.42	%++	1.50%	1.58%	1.61%	2.24	%++
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25	%++
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	0.33	%++	0.75%	0.77%	0.54%	(0.11	%)++
After fee waiver	0.50	%++	1.00%	1.10%	0.90%	0.88	%++
Portfolio turnover rate	13.74	%+	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
	Six Months					December 31,
	Ended					2009*
	March 31,					through
	2014		Year Ended September 30,			September 30,
	(Unaudited)		2013	2012	2011	2010
Net asset value,
beginning of period	$40.84		$29.96	$24.34	$26.20	$25.00
Income from
investment operations:
Net investment income^	0.16		0.44	0.38	0.33	0.24
Net realized and unrealized
gain/(loss) on investments	6.01		10.96	5.52	(1.91)	0.96
Total from
investment operations	6.17		11.40	5.90	(1.58)	1.20
Less distributions:
From net investment income	(0.37)		(0.40)	(0.28)	(0.14)	—
From net realized gain
on investments	(1.74)		(0.12)	(0.00)#	(0.14)	—
Total distributions	(2.11)		(0.52)	(0.28)	(0.28)	—
Net asset value, end of period	$44.90		$40.84	$29.96	$24.34	$26.20

Total return	15.53	%+	38.62%	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$263,052		$197,416	$123,911	$92,020	$28,341
Ratio of expenses to
average net assets:
Before fee waiver	1.17	%++	1.25%	1.33%	1.36%	1.94	%++
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00	%++
Ratio of net investment
income to average net assets:
Before fee waiver	0.58	%++	0.98%	1.02%	0.81%	0.30	%++
After fee waiver	0.75	%++	1.23%	1.35%	1.17%	1.24	%++
Portfolio turnover rate	13.74	%+	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of March 31, 2014, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(27,150)
Equity Contracts	Net Assets – net unrealized appreciation
	on written options
		33,315

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized appreciation
	on written options	$33,315

The average monthly market value of written options during the six months ended March 31, 2014 was $21,525.
Transactions in written options contracts for the six months ended March 31, 2014, are as follows:

		Premiums
	Contracts	Received
Beginning balance	—	—
Options written	75	$60,465
Outstanding at March 31, 2014	75	$60,465

The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The table below shows the offsetting assets and liabilities relating to the written options shown on the statement of assets and liabilities.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross	Gross	Net
	Amounts	Amounts	Amounts
	of	Offset	Presented
	Recognized	in the	in the
	Assets	Statement	Statement		Collateral
Assets:	or	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Liabilities:
Description
Written Options	$27,150	$—	$27,150	$—	$27,150	$—
	$27,150	$—	$27,150	$—	$27,150	$—

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support
and Waste Management	$27,220,000	$—	$—	$27,220,000
Finance and Insurance	115,137,000	—	—	115,137,000
Information	29,409,400	—	—	29,409,400
Manufacturing	123,730,775	—	—	123,730,775
Mining, Quarrying, and Oil
and Gas Extraction	36,810,650	—	—	36,810,650
Retail Trade	10,829,700	—	—	10,829,700
Professional, Scientific, and
Technical Services	15,125,400	—	—	15,125,400
Wholesale Trade	36,702,450	—	—	36,702,450
Total Common Stocks	394,965,375	—	—	394,965,375
Short-Term Securities	16,219,931	—	—	16,219,931
Total Investments
in Securities	$411,185,306	$—	$—	$411,185,306
Liabilities:
Written Options	$27,150	$—	$—	$27,150

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2014, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended March 31, 2014.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2014, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2014, the Fund incurred $1,660,464 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2014, the Adviser reduced its fees in the amount of $299,413; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,779,474 at March 31, 2014.  The expense limitation will remain in effect through at least January 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$363,337
2015	522,848
2016	593,876
2017	299,413
$1,779,474

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended March 31, 2014, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$177,152
Fund Accounting	67,944
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	58,753
Custody	19,445
Chief Compliance Officer	4,481

At March 31, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$92,951
Fund Accounting	29,248
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	25,130
Custody	4,678
Chief Compliance Officer	2,232

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2014, the Class A shares paid the Distributor $156,497.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $97,916,639 and $46,686,145, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended March 31, 2014, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid by the Fund during the six months ended March 31, 2014 and the year ended September 30, 2013 was as follows:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
Ordinary income	$ 2,640,560	$2,195,619
Long-term capital gains	13,473,397	715,506

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2013, the Fund’s most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$236,835,742
Gross unrealized appreciation	73,549,008
Gross unrealized depreciation	(4,051,673)
Net unrealized appreciation	69,497,335
Undistributed ordinary income	2,083,175
Undistributed long-term capital gain	12,253,514
Total distributable earnings	14,336,689
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$83,834,024

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at March 31, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) for the Poplar Forest Partners Fund (the “Fund”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to both the Lipper comparative universe considered fitting by the Adviser and the Lipper comparative universe in which Lipper places the Fund, the Fund was significantly above the peer group median and average for the one-year, three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly above its peer group median and average for the one-year, three-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and reviewed the performance of the Fund against a broad-based securities market benchmark.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the median and average of its peer group and the Fund’s total expense ratio for the Institutional Class shares was below the median and average of its peer group.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class A shares was above the peer group median and average while the total expense ratio for the Institutional Class shares was slightly above the peer group average and slightly below the peer group median.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were higher than, but closer to, the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the net advisory fees received after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps was above the average of this segment of its peer group.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would continue to be realized by the Adviser as the assets of the Fund grow.  In this regard, the Board noted that as the Adviser recognized economies of scale, the Fund’s contractual advisory fee was subject to breakpoints as the assets of the Fund increase.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board concluded that there were no additional economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate resources and profit levels to support the services it provides to the Fund.

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Poplar Forest Partners Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Poplar Forest Partners Fund would be in the best interest of the Fund and its shareholders.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date 6/2/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date 6/2/14

By (Signature and Title)*       /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 6/2/14

* Print the name and title of each signing officer under his or her signature